UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2002

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-30062	56-2101930
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

4901 Glenwood Ave.
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 2002, Capital Bank Corporation (the “Company”) completed the acquisition of High Street Corporation, a North Carolina bank holding company (“High Street”), pursuant to a Merger Agreement between the Company and High Street, dated May 1, 2002 (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the merger each outstanding share of High Street common stock was automatically converted into .747 of a share of Company common stock, as more fully described in the Joint Proxy Statement/Prospectus which was included in the Company’s Registration Statement on Form S-4 (File No. 333-91950), initially filed with the Securities and Exchange Commission on July 3, 2002, and declared effective on August 7, 2002 (the “Registration Statement”).

Additional information regarding these transactions is provided in the Registration Statement and the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2002.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Business Acquired.

(1)    The consolidated financial statements of High Street including High Street’s consolidated balance sheet at December 31, 2001 and December 31, 2000, and its consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the years ended December 31, 2001, December 31, 2000 and December 31, 1999 and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in High Street’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission, and are included as Exhibit 99.01 hereto and incorporated herein by reference.

(2)    The unaudited consolidated condensed financial statements of High Street including High Street’s unaudited consolidated condensed balance sheet at September 30, 2002 and September 30, 2001 and its unaudited consolidated condensed statements of operations and cash flows for the nine months ended September 30, 2002 and September 30, 2001 and the notes thereto, will be provided by amendment to this Current Report on Form 8-K within 60 days of the date hereof.

(b)    Pro forma financial information.

(1)     The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2001 and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Registration Statement and are incorporated herein by reference.

(2)    The unaudited pro forma combined condensed statements of operations for the nine month period ended September 30, 2002 will be provided by amendment to this Current Report on Form 8-K within 60 days of the date hereof.

(c)    Exhibits.

The following exhibits are being filed with this report:

Exhibit No.	Description of Exhibit

2.1(1)	Merger Agreement between the Company and High Street dated May 1, 2002.

23.01	Consent of Whisnant & Company, LLP, Independent Auditors.

99.01
The consolidated financial statements of High Street including High Street’s consolidated balance sheet at December 31, 2001 and December 31, 2000, and its consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the years ended December 31, 2001, December 31, 2000 and December 31, 1999 and the notes thereto.

(1)	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated May 2, 2002, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2002

CAPITAL BANK CORPORATION

By:	/s/ JAMES A. BECK
James A. Beck President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1(1)	Merger Agreement between the Company and High Street dated May 1, 2002.

23.01	Consent of Whisnant & Company, LLP, Independent Auditors.

99.01
The consolidated financial statements of High Street including High Street’s consolidated balance sheet at December 31, 2001 and December 31, 2000, and its consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the years ended December 31, 2001, December 31, 2000 and December 31, 1999 and the notes thereto.

(1)	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated May 2, 2002, as filed with the Securities and Exchange Commission.